EXHIBIT 10.4

PROVIDENT FINANCIAL SERVICES, INC.
2019 LONG-TERM EQUITY INCENTIVE PLAN
AWARD AGREEMENT
(OUTSIDE DIRECTORS)

   A.   Effective ##Grant Date##, an Award of ##Grant Number## shares of common stock, par value $.01, of Provident Financial Services, Inc. (the “Company”) is hereby granted to  ##Participant Name## (the “Participant”), subject in all respects to the vesting provisions and all of the other terms and provisions of the Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan (the “Plan”), which has been approved by the board of directors and the stockholders of the Company, which is incorporated herein by reference.  The terms of this Agreement are subject to the terms and conditions of the Plan, except where otherwise indicated.  Capitalized terms used herein but that are not defined shall have the same meaning as in the Plan.

   B.   Restricted Stock awarded herein shall vest  on ##One Year after Grant Date##. All shares of Stock awarded hereunder will be issued in electronic form, and the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence the Participant’s ownership of the Restricted Stock.

   C.   No cash dividends shall be paid with respect to any Restricted Stock awarded herein unless and until the Participant vests in the underlying shares of Restricted Stock.

   D.   The Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock awarded herein.

PROVIDENT FINANCIAL SERVICES, INC.

By: __________________________________
     [Compensation Committee]

ATTEST:

By: _________________________________